SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 12, 2013

FRAC WATER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-156480	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#149, 19744 Beach Boulevard Huntington Beach, CA	92648
(Address of principal executive offices)	(Zip Code)

(714) 475-3516
(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 11, 2013, Frac Water Systems, Inc. (the “Company”) received notice from FINRA that the change of the Company’s name to “Frac Water Systems, Inc.” and the change in the Company’s trading symbol from “SURF” to “FWSI” would become effective in the market at the open of business on September 12, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRAC WATER SYSTEMS, INC.

Date: September 12, 2013	By:	/s/ Fadi Zeidan
Name: Fadi Zeidan
Title: President

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